Exhibit 99.2 Portland General Electric EARNINGS CONFERENCE CALL THIRD QUARTER 2020

Cautionary statement Information Current as of October 30, 2020 Except as expressly noted, the information in this presentation is current as of October 30, 2020 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including expectations regarding annual retail deliveries, average hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the outcome of the review being conducted by the Special Committee relating to energy trading losses; the impact of the recommendations of the Special Committee on the Company and its operations; the time and expense incurred in implementing the recommendations of the Special Committee; any reputational damage to the Company relating to the matters underlying the Special Committee's review; demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the Company's inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; cyber security breaches of the Company's customer information system or operating systems, which may affect customer bills or other aspects of our operations; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward- looking statements included in this presentation are based on information available to the Company on the date hereof and such statements speak only as of the date hereof. The Company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the Company's most recent annual report on Form 10-K and in other documents that the Company files with the United States Securities and Exchange Commission, including management's discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Topics for today’s call Business Update Maria Pope, President and CEO • Company updates • Financial results Financial Update Jim Lobdell, Senior VP of Finance, CFO and Treasurer • Third quarter earnings drivers • Liquidity and financing • Capital investments 3

Company updates The underlying operations of the company are strong • Strong core business performance • Continuing to implement efficiencies and further reduce costs throughout the organization Increasing capital expenditures • Investing in grid resiliency, system modernization and infrastructure to serve new large customers Energy trading losses • Company has responded with enhanced risk management 4

Q3 2020 financial results Reaffirming Q3 2020 Q3 2019 • 2020 EPS GAAP net income (in millions) $(17) $55 guidance range of GAAP diluted earnings per share (EPS) $(0.19) $0.61 $1.40 to $1.60 Exclusion of energy trading losses and tax effect $1.09 - • 4% to 6% long- Non-GAAP diluted earnings per share $0.90 - term EPS growth, $0.91 (2) introducing 2019 $0.90 $0.82 base year $0.68 $0.61 • 1% long-term load $0.43 $0.25 $0.28 growth to $0.45(1) • 5% to 7% long- Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 term dividend $(0.19) growth 2020 Diluted EPS 2019 Diluted EPS $1.40 to $1.60 $2.39 (1) Estimates based on 2020 guidance range of $1.40 - $1.60 per diluted share (2) Management believes that excluding the effects of the energy trading loss ($1.09) provides a meaningful representation 5 of the company’s comparative earnings

Third quarter 2020 earnings bridge (1) Power costs Q3 Total Plant and Administrative Boardman Other Tax expense Misc. Non-GAAP Energy GAAP 2019 revenues transmission and general income Q3 2020 EPS trading Q3 2020 EPS EPS and expense losses distribution expense (1) Management believes that excluding the effects of the energy trading loss ($1.09) provides a meaningful representation of the company’s comparative earnings 6

Liquidity and financing Ratings S&P Moody’s Senior Secured A A1 Total Liquidity: $918M Senior Unsecured BBB+ A3 Commercial Paper A-2 Prime-2 Cash $253M Outlook Negative Stable Credit Facilities $500M Q1 Q2 Q3 Q4 Financings Letters of 2020 2020 2020 2020 Credit Long-Term Debt Up to $165M N/A $200M N/A Securities $230M Pollution Control $21M N/A N/A N/A Revenue Bonds 364-day Term Loan N/A $150M N/A N/A 7

Capital Planning(1) $750 Outlook $655 • Increased capital spending by $100 million between 2020 $500 $500 $500 and 2021 Integrated Operations Center • Updating and Wheatridge Renewable Energy replacing aging Facility generation, Ongoing capital expenditures transmission and distribution equipment • Building a smarter, more resilient grid 2020 2021 2022 2023 2024 (1) Capital expenditures exclude allowance for funds used under construction. Dollar values in millions. 8

Appendix

Non-GAAP Financial Measures Management believes that excluding the effects of the energy trading losses provides a meaningful representation of the Company’s comparative earnings per share. The Company has adjusted this amount to maintain comparability between periods. The effects of the energy trading losses was $1.09 per diluted share. PGE’s reconciliation of non-GAAP earnings for the three and nine months ended September 30, 2020 are below. Non-GAAP Earnings Reconciliation for the three and nine months ended September 30, 2020 (Dollars in millions, except EPS) Net Income (Loss) Diluted EPS GAAP as reported for the three months ended September 30, 2020 $(17) $(0.19) Exclusion of certain trading losses 127 1.42 Tax effect (1) (30) (0.33) Non-GAAP as reported for the three months ended September 30, 2020 $80 $0.90 GAAP as reported for the nine months ended September 30, 2020 $103 $1.15 Exclusion of certain trading losses 127 1.42 Tax effect(1) (30) (0.33) Non-GAAP as reported for the nine months ended September 30, 2020 $200 $2.24 (1) Tax effects are determined based on the Company's forecasted annual effective tax rate applied to year-to-date ordinary income or loss 10